UNITED STATES
     SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                  FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934



Date of Report (Date of earliest event
reported)           January 30, 1998


   Krupp Cash Plus-II Limited Partnership


          Massachusetts            0-15816
          04-2915326
(State or other jurisdiction of
(Commission             (IRS employer
incorporation or organization)          file
number)       identification no.)



470 Atlantic Avenue, Boston, Massachusetts
                   02210
(Address of principal executive offices)
                     (Zip Code)



               (617) 423-2233
  (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

        Disposition of Properties

        On December 2, 1997, Berkshire Realty
        Enterprise Limited Partnership, an
        affiliate of the General Partners, as
        agent for Krupp Cash Plus-II Limited
        Partnership (the "Partnership")
        entered into an Agreement of Sale to
        sell all of the Partnership's
        properties to Kejack, Inc. and its
        permitted assigns, which are
        unaffiliated third parties.  Encino
        Oaks, a shopping center containing
        52,380 leasable square feet located
        in Encino, California, Alderwood
        Towne Center, a shopping center
        containing 105,346 leasable square
        feet located in Lynnwood, Washington,
        Canyon Place, a shopping center
        containing 157,283 leasable square
        feet located in Portland, Oregon,
        Coral Plaza, a shopping center
        containing 49,885 leasable square
        feet located in Oak Lawn, Illinois
        and Cumberland Glen, a multi-family
        apartment complex with 222 units
        located in Smyrna, Georgia, were
        included in a package with nine other
        properties owned by affiliates of the
        General Partners.  The total selling
        price of the fourteen properties was
        $138,000,000, of which the
        Partnership received $39,822,700 for
        the sale of its properties, less its
        share of the closing costs.  The
        transaction was consummated on
        January 30, 1998.

        The sale is considered a Terminating
        Capital Transaction as defined by the
        Partnership Agreement.  Accordingly,
        the General Partners expect to
        liquidate and distribute the
        remaining assets of the Partnership
        in 1998.






































Item 7. Financial Statements, Proforma
Financial Information and Exhibits

     (a)  Financial Statements of Business
Acquired
        Response: Not applicable

     (b)  Pro Forma Financial Information

        On January 30, 1998, Krupp Cash Plus-
        II Limited Partnership (the
        "Partnership") sold all of its
        properties to Kejack, Inc. and its
        permitted assigns, which are
        unaffiliated third parties.  The
        properties were included in a package
        with nine other properties owned by
        affiliates of the General Partners.
        The total selling price of the
        fourteen properties was $138,000,000,
        of which the Partnership received
        $39,822,700 for the sale of its
        properties, less its share of its
        closing costs.

        The Partnership has presented in this
        Form 8-K, a Pro Forma Balance Sheet
        at September 30, 1997 and Pro Forma
        Statements of Operations for the nine
        months ended September 30, 1997 and
        for the year ended December 31, 1996.
        See Note 1 to the Pro Forma Financial
        Statements for further discussion of
        this matter.











































               KRUPP CASH PLUS-II LIMITED PARTNERSHIP

                       PRO FORMA BALANCE SHEET
September 30, 1997

(unaudited)

                              ASSETS

                                   Actual at               Pro Forma
                                 September 30,             Pro Forma
       September 30,
           1997                  Adjustments                 1997
         (Note 1)                  (Note 1)                (Note 1)
Real estate assets:
  Multi-family apartment complex,
     less accumulated depreciation
     of        $5,013,844       $   5,678,467  $5,678,467)$       -
  Retail centers, less accumulated
     depreciation of $15,372,420  35,336,584   (35,336,584)        -
  Investment in Joint Venture       514,344       514,344
  Mortgage-backed securities ("MBS"),
  net of accumulated amortization 6,366,996     6,366,996

       Total real estate assets    47,896,391 (41,015,051)   6,881,340

Cash and cash equivalents           5,815,959    (96,602)   5,719,357
Other assets                          534,862     (413,303)   121,559

       Total assets             $  54,247,212$ (41,524,956)$12,722,256

                  LIABILITIES AND PARTNERS' EQUITY

Liabilities:
  Accounts payable              $   8,464    $     (8,464)$       -
  Accrued expenses and other
     liabilities                   814,271        (777,588)      36,683
  Due to affiliates                74,982          (72,237)       2,745

       Total liabilities          897,717         (858,289)      39,428

Partners' equity                   53,349,495  (40,666,667) 12,682,828

       Total liabilities and
          Partners' equity      $  54,247,212$ (41,524,956)$12,722,256

















                     See accompanying note to
               pro forma financial statements.
              KRUPP CASH PLUS-II LIMITED PARTNERSHIP

                 PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 1997

(unaudited)

                          As Reported
                          for the Nine
                          Months Ended              Pro Forma for the
                          September 30,               Pro FormaNine
Months Ended
                          1997 Adjustments       September 30, 1997
   (Note 1)                 (Note 1)                    (Note 1)


Revenue:
 Rental                  $ 5,195,006    $ (5,195,006) $     -
 Interest income - MBS      443,181          443,181
 Interest income - other   525,332            (897)          524,435

   Total revenue              6,163,519    (5,195,903)     967,616

Expenses:
 Operating                      713,700    (614,201)          99,499
 Maintenance                    348,007    (348,007)            -
 General and administrative     473,872    473,872
 Real estate taxes              613,305   (613,305)             -
 Management fees                287,286   (287,286)             -
 Depreciation                 1,627,498   (1,627,498)            -


   Total expenses             4,063,668    (3,490,297)     573,371

Income (loss) from operations 2,099,851   (1,705,606)      394,245

 Partnership's share of
   Joint Venture net loss    (858,011)               (858,011)

Net income (loss)        $    1,241,840$   (1,705,606)$   (463,766)
























                     See accompanying note to
               pro forma financial statements.
             KRUPP CASH PLUS-II LIMITED PARTNERSHIP

                 PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

(unaudited)

                      As Reported for                Pro Forma for
                       the Year Ended   Pro Forma    the Year Ended
                      December 31, 1996              Adjustments
December 31, 1996
                          (Note 1)                     (Note 1)
   (Note 1)
Revenue:
 Rental               $ 6,524,291     $ (6,524,291) $       -
 Partnership's share of
   Joint Venture net
   loss                (3,923,070)     (3,923,070)
 Interest income - MBS   687,690         687,690
 Interest income - other  475,288        (1,271)              474,017

   Total revenue        3,764,199         (6,525,562)  (2,761,363)

Expenses:
 Operating               948,743            (797,472)          151,271
 Maintenance             545,017            (545,017)             -
 General and
   administrative       440,178              440,178
 Real estate taxes      779,921             (779,921)             -
 Management fees        374,702             (374,702)             -
 Depreciation                2,131,487    (2,131,487)             -


   Total expenses            5,220,048    (4,628,599)          591,449

Net loss              $     (1,455,849)$   (1,896,963)$   (3,352,812)



























                      See accompanying note to
                   pro forma financial statements.
               KRUPP CASH PLUS-II LIMITED PARTNERSHIP

               NOTE TO PRO FORMA FINANCIAL STATEMENTS



(1)Basis of Presentation

The Pro Forma Balance Sheet at September 30,
1997 is based on the historical Balance Sheet of the Partnership as reported on Form 10-Q for the quarter ended September 30, 1997. The
Pro Forma adjustment represents an adjustment to the Partnership's financial statements to show the effect of the sale. The Pro Forma
Balance Sheet at September 30, 1997 reflects the balance sheet as if the sale had occurred prior to September 30, 1997.

The Pro Forma Statement of Operations for the nine months ended September 30, 1997 is based on the historical Statement of Operations of the Partnership as reported on Form 10-Q for the nine months ended September 30, 1997. The
Pro Forma Statement of Operations for the year ended December 31, 1996 is based on the historical Statement of Operations for the Partnership as presented in the annual report on Form 10-K for the year ended December 31, 1996. The Pro Forma adjustments represent the
Partnership's properties' net income for the respective period presented. The Pro Forma
Statements of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 reflect the results of operations of the Partnership as if the Partnership had sold its properties prior to January 1, 1996. The Pro Forma Statements of
Operations do not reflect any gain or loss which may be recognized by the Partnership as a result of the sale.

(c)Exhibits

1.Agreement of Sale dated December 2, 1997 between Berkshire Realty Enterprise Limited
Partnership, agent for Krupp Cash Plus-II
Limited Partnership, and Kejack, Inc. and its permitted assigns [Exhibit 1 to Registrant's
Report on Form 8-K dated February 2, 1998
(File No. 0-15816)].*

2.First Amendment to Agreement of Sale dated
December 12, 1997 between Berkshire Realty
Enterprise Limited Partnership, agent for
Krupp Cash Plus-II Limited Partnership, and
Kejack Inc. and its permitted assigns [Exhibit
2 to Registrant's Report on Form 8-K dated
February 2, 1998 (File No. 0-15816)].*

3.Second Amendment to Agreement of Sale dated
December 14, 1997 between Berkshire Realty
Enterprise Limited Partnership, agent for
Krupp Cash Plus-II Limited Partnership, and
Kejack, Inc. and its permitted assigns
[Exhibit 3 to Registrant's Report on Form 8-K dated February 2, 1998 (File No. 0-15816)].*

4.Side letter dated December 17, 1997 from
William S. Gee on behalf of Kejack, Inc. and its permitted assigns to Eli Rubenstein, Esq.
on behalf of Berkshire Realty Enterprises
Limited Partnership, agent for Krupp Cash
Plus-II Limited Partnership [Exhibit 4 to
Registrant's Report on Form 8-K dated February
2, 1998 (File No. 0-15816)].*

5.Side letter dated January 6, 1998 from
William S. Gee on behalf of Kejack, Inc. and its permitted assigns to Eli Rubenstein, Esq.
on behalf of Berkshire Realty Enterprise
Limited Partnership, agent for Krupp Cash
Plus-II Limited Partnership [Exhibit 5 to
Registrant's Report on Form 8-K dated February
2, 1998 (File No. 0-15816)].*

                                           *
Incorporated by reference.




                  SIGNATURE



Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  Krupp Cash
Plus-II Limited Partnership

(Registrant)




BY:  /s/Wayne H. Zarozny
                 Wayne H. Zarozny

                 Treasurer and Chief
                 Accounting Officer of the
                 Krupp Corporation, a General
                 Partner.



DATE: March 31, 1998